UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2014

PULASKI FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation or organization)	0- 24571 (Commission File Number)	43-1816913 (IRS Employer Identification No.)

12300 Olive Boulevard, St. Louis, Missouri 63141
(Address of principal executive offices) (Zip Code)

(314) 878-2210
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on January 30, 2014.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD

Leon A. Felman	6,245,423	365,939
Sharon A. Tucker, PhD	6,149,153	462,209

There were 3,478,970 broker non-votes on the proposal.

2.	The appointment of KPMG LLP as the Company’s independent registered publicaccounting firm for the fiscal year ending September 30, 2014 was ratified by thestockholders by the following vote:

FOR	AGAINST	ABSTAIN

9,768,272	313,021	9,039

There were no broker non-votes on the proposal.

3.	A non-binding resolution was taken on the compensation of the Company’s named executive officers as disclosed in the proxy statement and the vote was as follows:

FOR	AGAINST	ABSTAIN

6,263,086	286,297	61,978

There were 3,478,970 broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 3, 2014	By:	/s/ Paul J. Milano
Paul J. Milano
Chief Financial Officer